UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2014

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Masonite International Corporation
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)
(800) 895-2723
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2014 the Board of Directors (the “Board”) of Masonite International Corporation (the “Company”) increased its size from eight to nine members and elected Jody L. Bilney to the Board to fill the resulting vacancy, effective immediately. Ms. Bilney was also appointed to the Board's Corporate Governance and Nominating Committee on the same date, replacing Peter R. Dachowski, who resigned as a member of the Board's Corporate Governance and Nominating Committee.

Ms. Bilney has served as the Senior Vice President and Chief Consumer Officer of Humana Inc. since April 2013. Prior to that she served in various senior executive marketing roles with Bloomin’ Brands Inc. from 2006 through 2013, most recently serving as Executive Vice President and Chief Brand Officer. Prior to joining Bloomin’ Brands, she held senior executive marketing positions with Openwave Systems, Inc., Charles Schwab & Co., Inc., and Verizon Communications, Inc.

Ms. Bilney will participate in the Company's non-employee director compensation program, which consists of equity and cash compensation, as described on page 105 of the Company's Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”) on August 19, 2013 (the “Registration Statement”). In addition, Ms. Bilney entered into the Company's standard indemnification agreement, as described on page 114 of the Registration Statement, and the form of which agreement is filed as Exhibit 10.6 to the Registration Statement.

There are no arrangements or understandings between Ms. Bilney and any other persons pursuant to which Ms. Bilney was selected as a director of the Company. Ms. Bilney has no direct or indirect material interest in any transaction or currently proposed transaction in which the Company is a participant that is required to be reported under Item 404(a) of Regulation S-K. The Board has determined that Ms. Bilney qualifies as independent under the director independence standards set forth in the rules and regulations of the SEC and the applicable listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

On January 13, 2014, the Company issued a press release announcing the appointment of Ms. Bilney to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated January 13, 2014, issued by Masonite International Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	January 13, 2014	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary